UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021
VOCERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA
(Address of principal executive offices)
95126
(Zip Code)
(408) 882-5100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0003 par value	VCRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 25, 2021, Vocera Communications, Inc. (the “Company”) entered into a sublease agreement (the “Sublease”) with Arlo Technologies, Inc. (the “Sublandlord”), for approximately 78,000 square feet of office space located at 3030 Orchard Parkway in San Jose, California (the “Subleased Premises”). The Subleased Premises will serve as the Company’s headquarters upon the commencement of the Sublease and the expiration of the lease for the Company’s existing headquarters. The Sublease was conditioned on the consent of the owner of the Subleased Premises, which was provided on June 29, 2021.

The initial term of the Sublease will commence on February 1, 2022, and will expire on June 30, 2029, unless earlier terminated in accordance with the Sublease. The Company will pay an escalating base rent over the life of the Sublease of approximately $167,000 to $206,000 per month. In addition, the Company will pay its pro rata portion of property expenses and operating expenses for the Subleased Premises.

The foregoing description of the terms of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, which will be filed with the Company’s Quarterly Report on Form 10-Q or via an amendment to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Sublease were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Sublease and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Sublease is incorporated herein by reference only to provide investors with information regarding the terms of the Sublease, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.
July 2, 2021	By:	/s/ Brent D. Lang
Brent D. Lang
Chief Executive Officer